UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2025

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.     Entry into a Material Definitive Agreement.

Merger Agreement

On November 10, 2025, TreeHouse Foods, Inc., a Delaware corporation (“TreeHouse”), Industrial F&B Investments II, Inc., a Delaware corporation (“Investindustrial”), and Industrial F&B Investments III, Inc., a Delaware corporation and a wholly owned subsidiary of Investindustrial (“Merger Sub”), announced they had signed an Agreement and Plan of Merger, dated as of November 10, 2025 (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into TreeHouse, with TreeHouse continuing as the surviving corporation (the “Merger”).

Upon consummation of the transactions contemplated by the Merger Agreement (such time, the “Effective Time”), each share of common stock, par value $0.01 per share, of TreeHouse (“TreeHouse Common Stock”) issued and outstanding immediately prior to the Effective Time will be canceled and automatically converted into the right to receive (i) $22.50 in cash, without interest and subject to any applicable withholding taxes (the “Per Share Amount”), and (ii) one contractual contingent value right (the “CVR”), which represents the right to receive a portion of the net proceeds, if any, resulting from certain litigation relating to part of TreeHouse’s coffee business.

Pursuant to the Merger Agreement, each TreeHouse stock option, restricted stock unit and performance share unit that is outstanding immediately prior to the Effective Time, to the extent unvested, will become vested effective immediately prior to, and contingent upon, the Effective Time (with the performance share units assuming that 130% of target level of performance has been achieved). As of the Effective Time, each TreeHouse stock option that is vested with an exercise price per share of TreeHouse Common Stock that is less than the Per Share Amount will be canceled and converted into the right to receive (i) a cash payment equal to the excess of the Per Share Amount over the per share exercise price for each share of TreeHouse Common Stock subject to such stock option and (ii) one CVR for each share of TreeHouse Common Stock subject to such stock option, and each TreeHouse stock option with an exercise price per share of TreeHouse Common Stock that is equal to or greater than the Per Share Amount will be canceled for no consideration. Each TreeHouse restricted stock unit and performance share unit that is outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive (i) a cash payment equal to the Per Share Amount and (ii) one CVR, in each case, for each share of TreeHouse Common Stock underlying the vested portion of such restricted stock unit or performance share unit.

Consummation of the Merger is subject to the satisfaction or waiver of customary conditions, including: (a) absence of any applicable restraining order or injunction prohibiting the Merger; (b) the approval by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of TreeHouse Common Stock; and (c) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and approval under Canadian antitrust laws. Each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) the accuracy of the other party’s representations and warranties, subject to specified materiality qualifiers and (ii) the other party’s performance in all material respects with its covenants.

The Merger Agreement contains customary representations, warranties, and covenants, including, among others, covenants: (i) that each of the parties use its reasonable best efforts to cause the Merger to be consummated; (ii) that require the parties to take actions that may be required in order to obtain required antitrust approvals; and (iii) that require TreeHouse (a) to, subject to certain restrictions, operate its business in the ordinary course of business consistent with past practice during the period between the execution of the Merger Agreement and the Effective Time, (b) not to solicit, initiate or knowingly encourage or facilitate the making of any inquiries or proposals relating to alternate transactions or, subject to certain exceptions, engage in any discussions or negotiations with respect thereto, and (c) to convene a meeting of TreeHouse’s stockholders and to solicit proxies from its stockholders in favor of the adoption of the Merger Agreement.

The Merger Agreement contains certain termination rights and provides that, upon termination of the Merger Agreement under specified circumstances, including a termination by Investindustrial following a change in the recommendation of the board of directors of TreeHouse, a termination of the Merger Agreement by TreeHouse to enter into an agreement for a “superior proposal” or a termination by Investindustrial as a result of TreeHouse’s breach of its non-solicit covenant, TreeHouse will pay Investindustrial a cash termination fee of $40,750,000. The Merger Agreement also provides that, upon termination of the Merger Agreement under specified circumstances, including a termination by TreeHouse because Investindustrial fails to consummate the Merger when required to do so, Investindustrial will pay TreeHouse a cash termination fee of $81,500,000.

Investindustrial has obtained debt and equity financing commitments necessary to complete the transactions contemplated by the Merger Agreement. The Merger Agreement requires Investindustrial to use its reasonable best efforts to consummate and obtain financing on the terms and subject to the conditions described in its commitment letters. The Merger is not conditioned on Investindustrial’s receipt of financing. Pursuant to the Merger Agreement, TreeHouse is required to provide Investindustrial with certain information and cooperation related to its debt financing.

The Merger Agreement has been included to provide stockholders with information regarding its terms. It is not intended to provide any other factual information about TreeHouse, Investindustrial, Merger Sub, or their respective subsidiaries and affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts), and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. TreeHouse’s stockholders and other investors should not rely on the representations, warranties, and covenants contained in the Merger Agreement or any description thereof as characterizations of the actual state of facts or condition of TreeHouse, Investindustrial, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by TreeHouse. Investors should read the Merger Agreement together with the other information that TreeHouse publicly files in reports and statements with the Securities and Exchange Commission (the “SEC”).

Contingent Value Rights Agreement

At or prior to the closing of the Merger, TreeHouse, Investindustrial, the initial CVR committee members identified therein and a paying agent mutually agreeable to TreeHouse and Investindustrial will enter into a Contingent Value Rights Agreement (the “CVR Agreement”), which will govern the terms of the CVRs. Each CVR will represent the right to receive contingent cash payments from net proceeds, if any and subject to certain adjustments and deductions as described in the CVR Agreement, from certain litigation relating to part of TreeHouse’s coffee business. The CVRs will not represent an equity or ownership interest in Investindustrial, any constituent party to the Merger or any of their affiliates.

A CVR committee will control the management and disposition of the litigation, including with respect to the prosecution, negotiation, resolution, and settlement of claims. The committee will be comprised of one member designated by TreeHouse prior to the Effective Time, one member designated by Investindustrial and one independent member.

Subject to certain deductions and adjustments, 85% of net proceeds received in respect of the litigation will be paid to the CVR holders and 15% will be retained by TreeHouse.

The foregoing summary of the Merger Agreement, the CVR Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement and the form of CVR Agreement, which are attached to this report as Exhibits 2.1 and 10.1, respectively, and are incorporated herein by reference.

Voting Agreement

In connection with the execution of the Merger Agreement, on November 10, 2025, JANA Partners (the “Supporting Stockholder”) entered into a Voting Agreement with Investindustrial (the “Voting Agreement”). Under the Voting Agreement, the Supporting Stockholder has agreed to vote its shares of TreeHouse Common Stock in favor of the adoption of the Merger Agreement, subject to certain terms and conditions contained therein.

Forward-Looking Statements

This Current Report on Form 8-K contains and TreeHouse’s other filings and press releases may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be typically identified by such words as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions among others. Although TreeHouse believes that the expectations reflected in any forward-looking statements are reasonable, they involve known and unknown risks and uncertainties, are not guarantees of future performance, and actual results, performance, or achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements and any or all of TreeHouse’s forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward-looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, TreeHouse or its businesses or operations. Factors which could cause TreeHouse’s actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: the risk that the Merger does not close, due to the failure of one or more conditions to closing to be satisfied or waived; the risk that required governmental or TreeHouse’s stockholder approvals of the Merger (including antitrust approvals) will not be obtained or that such approvals will be delayed beyond current expectations; litigation in respect of TreeHouse or the Merger; and disruption from the Merger making it more difficult to maintain customer, supplier, key personnel, and other strategic relationships. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in TreeHouse’s most recent Annual Report on Form 10-K filed with the SEC on February 14, 2025, TreeHouse’s more recent Quarterly Report on Form 10-Q filed with the SEC on November 10, 2025 and Current Reports on Form 8-K filed with the SEC. TreeHouse can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, TreeHouse cannot undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. TreeHouse does not intend, and assumes no obligation, to update any forward-looking statements.

Additional Information and Where to Find It

This communication is being made in respect of the Merger. TreeHouse intends to file with the SEC a proxy statement in connection with the Merger as well as other documents regarding the Merger. The definitive proxy statement will be sent or given to the stockholders of TreeHouse and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The proxy statement and other relevant materials (when they become available), and any other documents filed by TreeHouse with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, stockholders of TreeHouse will be able to obtain free copies of the proxy statement through TreeHouse’s website, www.treehousefoods.com, or by contacting TreeHouse by mail at TreeHouse, Inc., Attn: Corporate Secretary, 2021 Spring Road, Suite 600, Oak Brook, IL, 60523.

Participants in the Solicitation

TreeHouse and its respective directors, executive officers, and other members of management and certain of its employees may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information about TreeHouse’s directors and executive officers is included in TreeHouse’s Annual Report on Form 10-K for the year ended 2024 filed with the SEC on February 14, 2025, and the proxy statement for TreeHouse’s annual meeting of stockholders for April 24, 2025, filed with the SEC on March 13, 2025. Additional information regarding these persons and their interests in the merger will be included in the proxy statement relating to the Merger when it is filed with the SEC. These documents, when available, can be obtained free of charge from the sources indicated above.

Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits:

Exhibit Number	Exhibit Description

2.1	Agreement and Plan of Merger, dated as of November 10, 2025, among TreeHouse Foods, Inc., Industrial F&B Investments II, Inc., and Industrial F&B Investments III, Inc.*
10.1	Form of Contingent Value Rights Agreement, among TreeHouse Foods, Inc., Industrial F&B Investments II, Inc., members of the committee and a paying agent to be specified.
99.1	Press Release dated November 10, 2025, announcing the Merger Agreement.
99.2	CEO Message to Employees
99.3	Letter to Customers
99.4	Letter to Suppliers
99.5	Employee FAQs
104	Cover Page Interactive Data File (formatted as Inline XBRL)

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. TreeHouse hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	November 12, 2025	By:	/s/ Kristy N. Waterman
Kristy N. Waterman

Executive Vice President, Chief Human Resources Officer, General Counsel, and Corporate Secretary